Exhibit 99.1

LQR House Propels Von Payne Whiskey to Secure Its First Costco Purchase Order & Provides Corporate Update

– Strategic Marketing Leads Von Payne Whiskey to Prominent Retail Shelves –

MIAMI BEACH, FL / ACCESSWIRE / September 29, 2023 / LQR House Inc. (the “Company” or “LQR House”) (NASDAQ:LQR), a leading marketing agency specializing in the spirits and beverage industry, is delighted to announce a significant achievement in collaboration with Von Payne Whiskey. Through LQR House’s custom marketing campaign and strategic efforts, Von Payne Whiskey has successfully secured its first purchase order from none other than the retail giant, Costco (NASDAQ:COST).

LQR House is known for its innovative approach to marketing, specializing in creating viral brands that resonate deeply with consumers. However, its influence extends far beyond the realm of social media. LQR House is committed to positioning these brands in front of the right buyers, including large and well-established retailers, to catalyze their growth to new heights.

When Von Payne Whiskey initially joined forces with LQR House the company was still in its infancy. Through the combined dedication of both teams, Von Payne Whiskey has achieved this remarkable milestone.LQR House played a pivotal role in assisting Von Payne Whiskey with securing this partnership with Costco. Von Payne Whiskey is well positioned to evolve from a budding brand into a household name. This growth serves as a testament to LQR House’s capacity to achieve results for its clients through collaborative synergy, underscoring the effectiveness of strategic marketing and innovative branding.

Sean Dollinger, CEO of LQR House, commented on this achievement, saying, “We take pride in our ability to not only create buzzworthy brands but also to open doors to incredible opportunities for our partners. The collaboration with Von Payne Whiskey and its successful entry into Costco demonstrates our commitment to driving growth and success for the brands we work with.”

Steve Allen, the founder of Von Payne, expressed his gratitude for the collaboration with LQR House, stating, “I appreciate the unique approach to marketing LQR House has taken to secure such a significant account with Costco as quickly as we did. Working alongside Lonnie Sepe, LQR House’s Lead Ambasador, has proven their model. She assembled and managed the ambassador team to let us focus on other areas of our business.”

Corporate Update

We’d also like to announce the appointment of Alexander Kachmar as a Special Advisor to LQR House. Alexander brings a wealth of experience, serving on the board of multiple companies and demonstrating a deep understanding of the public landscape through his prominent role at investment firm Bradley & Daytona. In his new capacity as Special Advisor, Alexander will lead the company’s investor relations strategy, reinforcing shareholder confidence and propelling LQR House towards an even more exciting future for all stakeholders.

This strategic appointment follows the resignations of Guy Dollinger and Darren Collins from the board of directors to pursue other opportunities. With their departure, LQR House will transition to a smaller board of six (6) directors, optimizing company resources. We extend our sincere gratitude to Guy and Darren for their valuable contributions and extend our best wishes for their future endeavors.

Following this, James P. O’Brien will assume Guy Dollinger’s roles on the Audit Committee, the Composition Committee, and the Nominating and Corporate Governance Committee. Mr. O’Brien will also take on the positions of Audit Committee Chairman and Audit Committee Financial Expert previously held by Mr. Dollinger. Furthermore, Alexandra Hoffman will succeed Darren Collins on the Pricing Committee.

About LQR House Inc.

LQR House is a premier marketing agency specializing in the spirits and beverage industry. With an in-depth understanding of market dynamics and an unwavering commitment to innovation, LQR House empowers brands to excel in a fiercely competitive landscape. The company’s expertise encompasses brand development, pioneering marketing strategies, and dynamic influencer partnerships, facilitating clients in achieving their objectives and reaching unprecedented heights. Notably, LQR House distinguishes itself by crafting unique and tailored marketing solutions for alcohol brands. Moreover, the company has forged an exclusive partnership with the specialized alcohol beverage e-commerce platform, CWSpirits.com. This strategic collaboration enables LQR House to measure the return on investment (ROI) of its campaigns by directly correlating them with sales, leveraging AI on CWSpirits.com to enhance the customer experience and consistently drive conversions.

About Von Payne Spirits, LLC

Von Payne Spirits is an intentionally different, award winning ultra-premium brand focused on bringing subcultures together for interesting conversations and experiences. Their signature product, Von Payne Black, is a premium blended whiskey infused with natural black currant is crafted with precision striking a delightful balance of sweetness and tartness, delivering a unique and bold flavor that can be enjoyed in various ways — straight, on the rocks, shots or mixed into cocktails. Featuring an iconic metal gargoyle pour spout it captures the attention of onlookers while pouring its rich ruby-red infused whiskey. Von Payne Black represents years of dedication and innovation, from perfecting the blend to creating a bespoke bottle design and distinctive gargoyle pour spout. At its core, Von Payne Black is a labor of love, inviting those who share its values to be part of its unique Tribe. Led by founder Steve Allen, it proudly hails from Clearwater, FL, embodying a relentless pursuit of excellence in the world of spirits.

About Alexander Kachmar

Alexander Y. Kachmar, currently serving as Managing Principal and Chief Investment Officer at Bradley & Daytona Railway and Land Co., Inc., brings a wealth of expertise to the table. In addition to his role at Bradley & Daytona, Alex holds pivotal positions in leading organizations, including FTI Consulting, Inc.(NYSE: FCN), where he contributes to their global management consultancy and corporate financial advisory efforts. Furthermore, as VP at Palomar Holdings (NASDAQ: PLMR), Inc., a specialty insurer with a commanding market share, Alex has demonstrated his proficiency in managing complex financial operations. His role as a consultant for Array Technologies, Inc.(NASDAQ: ARRY), marked a transformative phase, where he oversaw the transition of executive and employee compensation programs during the IPO process, benefitting a global workforce spread across five continents. With a remarkable track record as a board member and consultant for publicly traded companies, Mr. Kachmar brings a wealth of experience to steer LQR House’s Investor Relations strategy, with a relentless focus on delivering outstanding performance for the benefit of all stakeholders.

Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Shareholders can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations that arise after the date hereof, except as may be required by law. These statements are subject to uncertainties and risks including, but not limited to, the uncertainties related to market conditions and the completion of the initial public offering on the anticipated terms or at all, and other factors discussed in the “Risk Factors” section of the registration statement on Form S-1 filed with the SEC. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results in the Company’s registration statement on Form S-1 and other filings with the SEC. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov.

Investor and Media Contact:

info@lqrhouse.com

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